Exhibit 99.2

First Quarter
Financial Supplement
March 31, 2025
1

METLIFE TABLE OF CONTENTS

GAAP CONSOLIDATED STATEMENTS OF OPERATIONS	2

CORPORATE OVERVIEW	3

KEY ADJUSTED EARNINGS STATEMENT LINE ITEMS	5

EXPENSE DETAIL AND RATIOS	7

GAAP CONSOLIDATED BALANCE SHEETS	8

SUMMARY OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	9

Group Benefits
Statements of Adjusted Earnings Available to Common Shareholders	10
Other Expenses by Major Category; and Other Information	11

RIS
Statements of Adjusted Earnings Available to Common Shareholders	12
Future Policy Benefits; Policyholder Account Balances; Separate Account Liabilities; Synthetic GICs; and Longevity Reinsurance	13
Other Expenses by Major Category; and Spread	14

ASIA
Statements of Adjusted Earnings Available to Common Shareholders	15
Adjusted Premiums, Fees and Other Revenues; Other Expenses by Major Category; Sales on a Constant Currency Basis; and Other Information	16
Asia General Account Assets Under Management and Related Measures	17

LATIN AMERICA
Statements of Adjusted Earnings Available to Common Shareholders	18
Other Expenses by Major Category; Sales on a Constant Currency Basis; and Other Information	19

EMEA
Statements of Adjusted Earnings Available to Common Shareholders	20
Other Expenses by Major Category; and Other Information	21

METLIFE HOLDINGS
Statements of Adjusted Earnings Available to Common Shareholders	22
Future Policy Benefits; Policyholder Account Balances; Market Risk Benefits; and Separate Account Liabilities	23
Other Expenses by Major Category; and Other Information	24

CORPORATE & OTHER
Statements of Adjusted Earnings Available to Common Shareholders; and Adjusted Earnings Available to Common Shareholders by Source	25

INVESTMENTS
Investment Portfolio Results by Asset Category and Annualized Yields	26
Summary of Fixed Maturity Securities Available-for-Sale by Sector and Quality Distribution; and Gross Unrealized Gains and Losses: Fixed Maturity Securities Available-for-Sale	27
Summary of Net Mortgage Loans; and Summary of Net Commercial Mortgage Loans by Region and Property Type	28
Footnotes	29

APPENDIX
Reconciliation Detail	A-1
Notable Items	A-2
Equity Details, Book Value Details and Return on Equity	A-4
Adjusted Premiums, Fees and Other Revenues, Other Expenses and Adjusted Earnings Available to Common Shareholders - Constant Currency Basis	A-5
Non-GAAP and Other Financial Disclosures	A-6
Acronyms	A-9

METLIFE
As used in this QFS, “MetLife," “we” and “our” refer to MetLife, Inc., a Delaware corporation incorporated in 1999, its subsidiaries and affiliates. In this QFS, MetLife presents certain measures of its performance that are not calculated in accordance with GAAP. We believe that these non-GAAP financial measures enhance our investors' understanding of MetLife's performance by highlighting the results of operations and the underlying profitability drivers of its business. See Appendix for definitions of non-GAAP financial measures and other financial disclosures.
GAAP CONSOLIDATED STATEMENTS OF OPERATIONS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	March 31, 2024	March 31, 2025

Revenues
Premiums	$10,053	$11,628	$10,647	$12,617	$11,723	$10,053	$11,723
Universal life and investment-type product policy fees	1,248	1,281	1,228	1,217	1,229	1,248	1,229
Net investment income	5,436	5,205	5,227	5,405	4,885	5,436	4,885
Other revenues	674	638	648	641	687	674	687
Net investment gains (losses)	(375)	(421)	(77)	(311)	(387)	(375)	(387)
Net derivative gains (losses)	(979)	(508)	767	(903)	432	(979)	432
Total revenues	16,057	17,823	18,440	18,666	18,569	16,057	18,569

Expenses
Policyholder benefits and claims	10,074	11,485	10,597	12,572	11,806	10,074	11,806
Policyholder liability remeasurement (gains) losses	(22)	(10)	(132)	(42)	(31)	(22)	(31)
Market risk benefit remeasurement (gains) losses	(694)	(182)	531	(764)	299	(694)	299
Interest credited to policyholder account balances	2,290	2,000	2,037	2,012	1,647	2,290	1,647
Policyholder dividends	147	148	150	150	144	147	144
Amortization of DAC, VOBA and negative VOBA	502	493	509	517	519	502	519
Interest expense on debt	264	257	257	259	258	264	258
Other expenses, net of capitalization of DAC	2,451	2,430	2,497	2,581	2,573	2,451	2,573
Total expenses	15,012	16,621	16,446	17,285	17,215	15,012	17,215
Income (loss) before provision for income tax	1,045	1,202	1,994	1,381	1,354	1,045	1,354
Provision for income tax expense (benefit)	170	249	653	106	404	170	404
Net income (loss)	875	953	1,341	1,275	950	875	950
Less: Net income (loss) attributable to noncontrolling interests	8	7	(1)	4	5	8	5
Net income (loss) attributable to MetLife, Inc.	867	946	1,342	1,271	945	867	945
Less: Preferred stock dividends	67	34	67	32	66	67	66
Net income (loss) available to MetLife, Inc.'s common shareholders	$800	$912	$1,275	$1,239	$879	$800	$879

Premiums, fees and other revenues	$11,975	$13,547	$12,523	$14,475	$13,639	$11,975	$13,639

METLIFE CORPORATE OVERVIEW

	For the Three Months Ended
Unaudited (In millions, except per share data)	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025

Net income (loss) available to MetLife, Inc.'s common shareholders	$800	$912	$1,275	$1,239	$879
Adjustments from net income (loss) available to MetLife, Inc.'s common shareholders to adjusted earnings available to common shareholders:
Less: Net investment gains (losses)	(375)	(421)	(77)	(311)	(387)
Less: Net derivative gains (losses)	(979)	(508)	767	(903)	432
Less: Market risk benefit remeasurement gains (losses)	694	182	(531)	764	(299)
Less: Goodwill impairment	—	—	—	—	—
Less: Other adjustments to net income (loss) (1)	(126)	(232)	(65)	(118)	(234)
Less: Provision for income tax (expense) benefit	260	270	(195)	352	23
Add: Net income (loss) attributable to noncontrolling interests	8	7	(1)	4	5
Add: Preferred stock redemption premium	—	—	—	—	—
Adjusted earnings available to common shareholders	1,334	1,628	1,375	1,459	1,349
Less: Total notable items (2)	—	—	16	10	—
Adjusted earnings available to common shareholders, excluding total notable items (2)	$1,334	$1,628	$1,359	$1,449	$1,349

Net income (loss) available to MetLife, Inc.'s common shareholders per diluted common share	$1.10	$1.28	$1.81	$1.78	$1.28
Less: Net investment gains (losses)	(0.51)	(0.59)	(0.11)	(0.45)	(0.56)
Less: Net derivative gains (losses)	(1.34)	(0.71)	1.09	(1.29)	0.63
Less: Market risk benefit remeasurement gains (losses)	0.95	0.25	(0.75)	1.09	(0.44)
Less: Goodwill impairment	—	—	—	—	—
Less: Other adjustments to net income (loss)	(0.18)	(0.32)	(0.09)	(0.15)	(0.33)
Less: Provision for income tax (expense) benefit	0.36	0.38	(0.28)	0.50	0.03
Add: Net income (loss) attributable to noncontrolling interests	0.01	0.01	—	0.01	0.01
Add: Preferred stock redemption premium	—	—	—	—	—
Adjusted earnings available to common shareholders per diluted common share	1.83	2.28	1.95	2.09	1.96
Less: Total notable items per diluted common share (2)	—	—	0.02	0.01	—
Adjusted earnings available to common shareholders, excluding total notable items, per diluted common share (2), (3)	$1.83	$2.28	$1.93	$2.08	$1.96

	For the Three Months Ended
Unaudited (In millions, except per share data)	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025

Notable items impacting adjusted earnings available to common shareholders (2):
Actuarial assumption review and other insurance adjustments	$—	$—	$16	$—	$—
Litigation reserves and settlement costs	—	—	—	(47)	—
Tax adjustments	—	—	—	57	—
Total notable items	$—	$—	$16	$10	$—

Notable items impacting adjusted earnings available to common shareholders per diluted common share (2):
Actuarial assumption review and other insurance adjustments	$—	$—	$0.02	$—	$—
Litigation reserves and settlement costs	—	—	—	(0.07)	—
Tax adjustments	—	—	—	0.08	—
Total notable items	$—	$—	$0.02	$0.01	$—

	For the Three Months Ended
Unaudited (In millions)	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025
Weighted average common shares outstanding - diluted	728.4	714.7	703.7	697.9	687.0

(1)See Pages A-1 and A-7 for further detail.

(2)These notable items represent a positive (negative) impact to adjusted earnings available to common shareholders and adjusted earnings available to common shareholders per diluted common share. The per share data for each notable item is calculated on a standalone basis and may not sum to total notable items. Notable items reflect the unexpected impact of events that affect MetLife's results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results. See Pages A-2 and A-3 for further detail.

(3)Calculated on a standalone basis and may not equal (i) adjusted earnings available to common shareholders per diluted common share, less (ii) total notable items per diluted common share.

METLIFE CORPORATE OVERVIEW (CONTINUED)

Unaudited	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025

Book value per common share (1)	$34.54	$33.30	$39.02	$34.28	$35.16
Adjusted book value per common share (1)	$53.13	$53.12	$54.72	$54.81	$55.01

	For the Three Months Ended
Unaudited	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025
Return on MetLife, Inc.'s (2):
Common stockholders' equity	12.6%	15.2%	20.2%	19.6%	14.9%

Adjusted return on MetLife, Inc.'s (2):
Adjusted common stockholders' equity	13.8%	17.3%	14.6%	15.4%	14.4%
Adjusted common stockholders' equity, excluding total notable items (3)	13.8%	17.3%	14.4%	15.3%	14.4%

	For the Three Months Ended
Unaudited (In millions)	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025

Common shares outstanding, beginning of period	730.8	715.7	703.8	693.7	689.2
Share repurchases	(16.9)	(12.0)	(10.5)	(4.6)	(17.0)
Newly issued shares	1.8	0.1	0.4	0.1	1.1
Common shares outstanding, end of period	715.7	703.8	693.7	689.2	673.3

Weighted average common shares outstanding - basic	723.2	710.5	699.3	693.0	682.3
Dilutive effect of the exercise or issuance of stock-based awards	5.2	4.2	4.4	4.9	4.7
Weighted average common shares outstanding - diluted	728.4	714.7	703.7	697.9	687.0

MetLife Policyholder Trust Shares	116.0	114.3	113.1	111.6	110.1

(1) Calculated using common shares outstanding, end of period.
(2) Annualized using quarter-to-date results. See Page A-4 for further detail.

(3)Notable items reflect the unexpected impact of events that affect MetLife’s results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results. Notable items can affect MetLife’s results either positively or negatively. See Pages A-2 and A-3 for further detail.

METLIFE KEY ADJUSTED EARNINGS STATEMENT LINE ITEMS

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	March 31, 2024	March 31, 2025

Total revenues	$16,057	$17,823	$18,440	$18,666	$18,569	$16,057	$18,569
Less: Adjustments to total revenues:
Net investment gains (losses)	(375)	(421)	(77)	(311)	(387)	(375)	(387)
Net derivative gains (losses)	(979)	(508)	767	(903)	432	(979)	432
Investment hedge adjustments	(176)	(172)	(129)	(127)	(103)	(176)	(103)
Asymmetrical and non-economic accounting	39	35	50	34	36	39	36
Joint venture adjustments	2	(2)	66	16	(42)	2	(42)
Unit-linked contract income and Reinsurance adjustments	542	219	147	214	(184)	542	(184)
Other adjustments	(12)	(11)	(14)	(11)	(15)	(12)	(15)
Divested businesses	—	—	16	16	5	—	5
Total adjusted revenues	$17,016	$18,683	$17,614	$19,738	$18,827	$17,016	$18,827

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	March 31, 2024	March 31, 2025

Net investment income	$5,436	$5,205	$5,227	$5,405	$4,885	$5,436	$4,885
Less: Adjustments to net investment income:
Investment hedge adjustments	(176)	(172)	(129)	(127)	(103)	(176)	(103)
Joint venture adjustments	2	(2)	66	16	(42)	2	(42)
Unit-linked contract income and Reinsurance adjustments	542	219	147	214	(184)	542	(184)
Divested businesses	—	—	—	1	1	—	1
Adjusted net investment income	$5,068	$5,160	$5,143	$5,301	$5,213	$5,068	$5,213

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	March 31, 2024	March 31, 2025

Variable investment income (Included in net investment income above)	$260	$298	$162	$293	$327	$260	$327

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	March 31, 2024	March 31, 2025

Premiums, fees and other revenues	$11,975	$13,547	$12,523	$14,475	$13,639	$11,975	$13,639
Less: Adjustments to premiums, fees and other revenues:
Asymmetrical and non-economic accounting	39	35	50	34	36	39	36
Other adjustments	(12)	(11)	(14)	(11)	(15)	(12)	(15)
Divested businesses	—	—	16	15	4	—	4
Adjusted premiums, fees and other revenues	$11,948	$13,523	$12,471	$14,437	$13,614	$11,948	$13,614
Adjusted premiums, fees and other revenues, on a constant currency basis	$11,686	$13,339	$12,312	$14,403	$13,614

METLIFE KEY ADJUSTED EARNINGS STATEMENT LINE ITEMS (CONTINUED)

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	March 31, 2024	March 31, 2025

Total expenses	$15,012	$16,621	$16,446	$17,285	$17,215	$15,012	$17,215
Less: Adjustments to total expenses:
Market risk benefit remeasurement (gains) losses	(694)	(182)	531	(764)	299	(694)	299
Goodwill impairment	—	—	—	—	—	—	—
Asymmetrical and non-economic accounting	38	166	72	46	139	38	139
Market volatility	(67)	(88)	(52)	(49)	(44)	(67)	(44)
Unit-linked contract costs and Reinsurance adjustments	539	214	143	215	(192)	539	(192)
Other adjustments	7	5	12	25	19	7	19
Divested businesses	4	4	26	23	9	4	9
Total adjusted expenses	$15,185	$16,502	$15,714	$17,789	$16,985	$15,185	$16,985

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	March 31, 2024	March 31, 2025

Capitalization of DAC	$(740)	$(683)	$(691)	$(719)	$(698)	$(740)	$(698)
Less: Divested businesses	—	—	—	—	—	—	—
Adjusted capitalization of DAC	$(740)	$(683)	$(691)	$(719)	$(698)	$(740)	$(698)

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	March 31, 2024	March 31, 2025

Other expenses	$3,191	$3,113	$3,188	$3,300	$3,271	$3,191	$3,271
Less: Adjustments to other expenses:
Reinsurance adjustments	—	—	—	30	42	—	42
Other adjustments	7	5	12	25	19	7	19
Divested businesses	4	4	17	13	8	4	8
Adjusted other expenses	$3,180	$3,104	$3,159	$3,232	$3,202	$3,180	$3,202
Adjusted other expenses, on a constant currency basis	$3,080	$3,045	$3,100	$3,220	$3,202

METLIFE EXPENSE DETAIL AND RATIOS

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions, except ratio data)	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	March 31, 2024	March 31, 2025
Other expenses, net of capitalization of DAC	$2,451	$2,430	$2,497	$2,581	$2,573	$2,451	$2,573

Premiums, fees and other revenues	$11,975	$13,547	$12,523	$14,475	$13,639	$11,975	$13,639

Expense ratio	20.5%	17.9%	19.9%	17.8%	18.9%	20.5%	18.9%

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	March 31, 2024	March 31, 2025
Adjusted other expenses by major category
Direct expenses	$1,426	$1,397	$1,392	$1,396	$1,459	$1,426	$1,459
Pension, postretirement and postemployment benefit costs	65	65	65	71	70	65	70
Premium taxes, other taxes, and licenses & fees	176	171	183	253	160	176	160
Commissions and other variable expenses	1,513	1,471	1,519	1,512	1,513	1,513	1,513
Adjusted other expenses	3,180	3,104	3,159	3,232	3,202	3,180	3,202
Adjusted capitalization of DAC	(740)	(683)	(691)	(719)	(698)	(740)	(698)
Adjusted other expenses, net of adjusted capitalization of DAC	$2,440	$2,421	$2,468	$2,513	$2,504	$2,440	$2,504

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions, except ratio data)	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	March 31, 2024	March 31, 2025
Employee-related costs	$950	$900	$891	$955	$991	$950	$991
Third-party staffing costs	342	356	354	439	353	342	353
General and administrative expenses	134	141	147	2	115	134	115
Direct expenses	1,426	1,397	1,392	1,396	1,459	1,426	1,459
Less: Total notable items related to direct expenses (1)	—	—	—	(152)	—	—	—
Direct expenses, excluding total notable items related to direct expenses (1)	$1,426	$1,397	$1,392	$1,548	$1,459	$1,426	$1,459

Adjusted other expenses, net of adjusted capitalization of DAC	$2,440	$2,421	$2,468	$2,513	$2,504	$2,440	$2,504
Less: Total notable items related to adjusted other expenses (1)	—	—	—	(85)	—	—	—
Adjusted other expenses, net of adjusted capitalization of DAC, excluding total notable items related to adjusted other expenses (1)	$2,440	$2,421	$2,468	$2,598	$2,504	$2,440	$2,504

Adjusted premiums, fees and other revenues	$11,948	$13,523	$12,471	$14,437	$13,614	$11,948	$13,614
Less: PRT	(25)	1,752	529	2,593	1,476	(25)	1,476
Adjusted premiums, fees and other revenues, excluding PRT	$11,973	$11,771	$11,942	$11,844	$12,138	$11,973	$12,138

Direct expense ratio	11.9%	10.3%	11.2%	9.7%	10.7%	11.9%	10.7%
Direct expense ratio, excluding total notable items related to direct expenses and PRT (1)	11.9%	11.9%	11.7%	13.1%	12.0%	11.9%	12.0%

Adjusted expense ratio	20.4%	17.9%	19.8%	17.4%	18.4%	20.4%	18.4%
Adjusted expense ratio, excluding total notable items related to adjusted other expenses and PRT (1)	20.4%	20.6%	20.7%	21.9%	20.6%	20.4%	20.6%

(1)Notable items reflect the unexpected impact of events that affect MetLife’s results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results. Notable items can affect MetLife’s results either positively or negatively. See Pages A-2 and A-3 for further detail.

METLIFE GAAP CONSOLIDATED BALANCE SHEETS

Unaudited (In millions)	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025

ASSETS
Investments:
Fixed maturity securities available-for-sale, at estimated fair value	$278,409	$277,736	$293,779	$281,043	$291,735
Equity securities, at estimated fair value	750	754	746	712	747
Contractholder-directed equity securities and fair value option securities, at estimated fair value	10,313	10,106	9,289	10,672	10,725
Mortgage loans	91,458	89,802	90,415	89,012	87,908
Policy loans	8,800	8,691	8,822	8,545	8,663
Real estate and real estate joint ventures	12,992	13,517	13,731	13,342	13,481
Other limited partnership interests	14,301	14,288	14,186	14,378	14,137
Short-term investments, principally at estimated fair value	4,884	3,804	4,609	5,156	5,543
Other invested assets	18,097	18,131	19,706	18,504	17,470
Total investments	440,004	436,829	455,283	441,364	450,409
Cash and cash equivalents, principally at estimated fair value	19,840	20,786	21,765	20,068	21,326
Accrued investment income	3,636	3,657	3,722	3,489	3,557
Premiums, reinsurance and other receivables	29,986	31,820	31,443	29,761	31,251
Market risk benefits, at estimated fair value	351	356	310	372	317
Deferred policy acquisition costs and value of business acquired	19,842	19,568	20,401	19,627	20,162
Current income tax recoverable	—	348	304	295	338
Deferred income tax assets	2,751	2,681	2,469	2,994	2,524
Goodwill	9,037	8,950	9,155	8,901	9,036
Other assets	11,126	11,043	11,315	11,082	11,253
Separate account assets	141,003	139,707	148,809	139,504	138,143
Total assets	$677,576	$675,745	$704,976	$677,457	$688,316

LIABILITIES AND EQUITY
Liabilities
Future policy benefits	$191,013	$190,993	$201,340	$193,646	$197,667
Policyholder account balances	219,168	219,543	224,609	221,445	225,623
Market risk benefits, at estimated fair value	2,696	2,618	3,117	2,581	2,844
Other policy-related balances	20,219	19,379	19,932	18,899	19,523
Policyholder dividends payable	357	365	381	385	356
Payables for collateral under securities loaned and other transactions	17,470	17,719	17,132	17,128	17,440
Short-term debt	127	390	404	465	381
Long-term debt	15,972	14,809	15,278	15,086	14,695
Collateral financing arrangement	590	555	529	476	463
Subordinated debt securities	3,162	3,163	3,163	3,164	4,153
Current income tax payable	10	—	—	—	—
Deferred income tax liability	835	216	956	132	430
Other liabilities	36,158	38,748	38,162	36,843	38,843
Separate account liabilities	141,003	139,707	148,809	139,504	138,143
Total liabilities	648,780	648,205	673,812	649,754	660,561

Equity
Preferred stock, at par value	—	—	—	—	—
Common stock, at par value	12	12	12	12	12
Additional paid-in capital	33,718	33,740	33,766	33,791	33,820
Retained earnings	40,350	40,873	41,765	42,626	43,131
Treasury stock, at cost	(25,774)	(26,637)	(27,418)	(27,798)	(29,222)
Accumulated other comprehensive income (loss)	(19,771)	(20,736)	(17,240)	(21,186)	(20,248)
Total MetLife, Inc.'s stockholders' equity	28,535	27,252	30,885	27,445	27,493
Noncontrolling interests	261	288	279	258	262
Total equity	28,796	27,540	31,164	27,703	27,755
Total liabilities and equity	$677,576	$675,745	$704,976	$677,457	$688,316

METLIFE SUMMARY OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended
Unaudited (In millions)	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025

Adjusted earnings before provision for income tax
GROUP BENEFITS	$359	$674	$472	$526	$464
RIS	504	518	591	487	500
ASIA	582	625	431	613	536
LATIN AMERICA	331	311	309	258	290
EMEA	103	98	94	60	109
METLIFE HOLDINGS	196	188	226	189	190
CORPORATE & OTHER	(244)	(233)	(223)	(184)	(247)
Total adjusted earnings before provision for income tax	$1,831	$2,181	$1,900	$1,949	$1,842

Provision for income tax expense (benefit)
GROUP BENEFITS	$75	$141	$99	$110	$97
RIS	105	108	119	101	99
ASIA	159	176	125	170	162
LATIN AMERICA	98	85	88	57	72
EMEA	26	21	24	1	26
METLIFE HOLDINGS	37	35	44	36	36
CORPORATE & OTHER	(70)	(47)	(41)	(17)	(65)
Total provision for income tax expense (benefit)	$430	$519	$458	$458	$427

Adjusted earnings available to common shareholders
GROUP BENEFITS	$284	$533	$373	$416	$367
RIS	399	410	472	386	401
ASIA	423	449	306	443	374
LATIN AMERICA	233	226	221	201	218
EMEA	77	77	70	59	83
METLIFE HOLDINGS	159	153	182	153	154
CORPORATE & OTHER (1)	(241)	(220)	(249)	(199)	(248)
Total adjusted earnings available to common shareholders (1)	$1,334	$1,628	$1,375	$1,459	$1,349

(1)Includes impact of preferred stock dividends of $67 million, $34 million, $67 million, $32 million and $66 million for the three months ended March 31, 2024, June 30, 2024, September 30, 2024, December 31, 2024 and March 31, 2025, respectively.

GROUP BENEFITS STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	March 31, 2024	March 31, 2025

Adjusted revenues
Premiums	$5,711	$5,599	$5,538	$5,579	$5,763	$5,711	$5,763
Universal life and investment-type product policy fees	222	229	231	227	233	222	233
Net investment income	315	313	311	313	315	315	315
Other revenues	397	382	377	378	434	397	434
Total adjusted revenues	6,645	6,523	6,457	6,497	6,745	6,645	6,745

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	5,236	4,780	4,927	4,881	5,183	5,236	5,183
Policyholder liability remeasurement (gains) losses	(3)	2	—	—	(18)	(3)	(18)
Interest credited to policyholder account balances	48	48	49	46	44	48	44
Capitalization of DAC	(4)	(5)	(4)	(5)	(5)	(4)	(5)
Amortization of DAC, VOBA and negative VOBA	6	7	6	7	6	6	6
Interest expense on debt	—	1	—	1	—	—	—
Other expenses	1,003	1,016	1,007	1,041	1,071	1,003	1,071
Total adjusted expenses	6,286	5,849	5,985	5,971	6,281	6,286	6,281
Adjusted earnings before provision for income tax	359	674	472	526	464	359	464
Provision for income tax expense (benefit)	75	141	99	110	97	75	97
Adjusted earnings	284	533	373	416	367	284	367
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$284	$533	$373	$416	$367	$284	$367

Adjusted premiums, fees and other revenues	$6,330	$6,210	$6,146	$6,184	$6,430	$6,330	$6,430

GROUP BENEFITS
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025

Direct and allocated expenses	$505	$490	$486	$519	$524
Pension, postretirement and postemployment benefit costs	14	14	14	14	13
Premium taxes, other taxes, and licenses & fees	89	95	93	86	83
Commissions and other variable expenses	395	417	414	422	451
Adjusted other expenses	$1,003	$1,016	$1,007	$1,041	$1,071

OTHER INFORMATION (1)

	For the Three Months Ended
Unaudited (In millions, except ratios)	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025

Group Life (2)
Adjusted premiums, fees and other revenues	$2,340	$2,309	$2,293	$2,289	$2,352
Mortality ratio	90.2%	79.1%	85.6%	83.2%	84.8%
Group Non-Medical Health (3)
Adjusted premiums, fees and other revenues	$2,773	$2,742	$2,718	$2,771	$2,850
Interest adjusted benefit ratio (4)	73.9%	70.8%	72.4%	71.8%	74.1%

(1) Results are derived from insurance and non-administrative services-only contracts.
(2) Excludes certain experience-rated contracts and includes accidental death and dismemberment.
(3) Primarily includes dental, group and individual disability, accident & health, critical illness and vision.
(4) Reflects actual claims experience and excludes the impact of interest credited on future policyholder benefits. The product within Group Non-Medical Health with interest credited on future policyholder benefits is disability.

RIS STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	March 31, 2024	March 31, 2025

Adjusted revenues
Premiums	$675	$2,448	$1,451	$3,460	$2,284	$675	$2,284
Universal life and investment-type product policy fees	75	73	67	99	85	75	85
Net investment income	2,089	2,117	2,133	2,143	2,167	2,089	2,167
Other revenues	63	61	61	61	61	63	61
Total adjusted revenues	2,902	4,699	3,712	5,763	4,597	2,902	4,597

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	1,471	3,248	2,247	4,280	3,121	1,471	3,121
Policyholder liability remeasurement (gains) losses	1	(23)	(148)	—	(15)	1	(15)
Interest credited to policyholder account balances	796	838	874	863	859	796	859
Capitalization of DAC	(61)	(46)	(53)	(58)	(37)	(61)	(37)
Amortization of DAC, VOBA and negative VOBA	15	16	14	21	17	15	17
Interest expense on debt	4	3	4	4	3	4	3
Other expenses	172	145	183	166	149	172	149
Total adjusted expenses	2,398	4,181	3,121	5,276	4,097	2,398	4,097
Adjusted earnings before provision for income tax	504	518	591	487	500	504	500
Provision for income tax expense (benefit)	105	108	119	101	99	105	99
Adjusted earnings	399	410	472	386	401	399	401
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$399	$410	$472	$386	$401	$399	$401

Adjusted premiums, fees and other revenues	$813	$2,582	$1,579	$3,620	$2,430	$813	$2,430
Less: PRT	(25)	1,752	529	2,593	1,476	(25)	1,476
Adjusted premiums, fees and other revenues, excluding PRT	$838	$830	$1,050	$1,027	$954	$838	$954

RIS
FUTURE POLICY BENEFITS (1)

Unaudited (In millions)	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025
Balance, end of period (at balance sheet discount rate) (2), (3)	$67,402	$69,385	$72,914	$71,510	$73,415
Less: Accumulated other comprehensive (income) loss	(1,735)	(2,952)	297	(3,134)	(2,627)
Balance, end of period (at original discount rate)	$69,137	$72,337	$72,617	$74,644	$76,042

POLICYHOLDER ACCOUNT BALANCES

Unaudited (In millions)	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025
Balance, end of period	$83,049	$84,270	$85,410	$84,923	$87,191

SEPARATE ACCOUNT LIABILITIES

Unaudited (In millions)	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025
Balance, end of period	$51,012	$50,033	$52,537	$51,420	$49,452

SYNTHETIC GICS (4), (5)

Unaudited (In millions)	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025
Balance, end of period	$48,100	$48,982	$49,081	$49,599	$53,796

LONGEVITY REINSURANCE (6)

Unaudited (In millions)	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025
Balance, end of period	$21,333	$24,422	$25,699	$25,121	$27,369

(1)Includes $3,791 million, $3,830 million, $3,847 million, $3,872 million and $3,899 million of DPL at March 31, 2024, June 30, 2024, September 30, 2024, December 31, 2024 and March 31, 2025, respectively.

(2)Represents the current discount rate at the respective balance sheet date.

(3)Includes $296 million, $1,972 million, $2,081 million, $1,956 million and $2,287 million of future policy benefits subject to reinsurance, which are included in premiums, reinsurance and other receivables on MetLife, Inc.'s consolidated balance sheets at March 31, 2024, June 30, 2024, September 30, 2024, December 31, 2024 and March 31, 2025, respectively.

(4)A synthetic GIC is a contract that simulates the performance of a traditional GIC through the use of financial instruments and is reported as a derivative. A key difference between a synthetic GIC and a traditional GIC is that the contractholder owns the assets underlying the synthetic GIC. The assets and corresponding contractholder account balance are not on MetLife, Inc.'s consolidated balance sheet, as they are for a traditional GIC. The contractholder account balance is reported at contract value in the table above.

(5)Includes $0, $0, $0, $221 million and $1,242 million of transfers from separate account GICs to synthetic GICs at March 31, 2024, June 30, 2024, September 30, 2024, December 31, 2024 and March 31, 2025, respectively.

(6)The contract value presented represents notional amounts based on the present value of fixed annuity premiums related to longevity reinsurance contracts associated with the United Kingdom PRT market.

RIS
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025

Direct and allocated expenses	$80	$74	$75	$80	$85
Pension, postretirement and postemployment benefit costs	4	3	4	3	3
Premium taxes, other taxes, and licenses & fees	17	11	16	18	5
Commissions and other variable expenses	71	57	88	65	56
Adjusted other expenses	$172	$145	$183	$166	$149

SPREAD

	For the Three Months Ended
Unaudited	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025

Investment income yield excluding variable investment income yield	5.24%	5.28%	5.25%	5.22%	5.11%
Variable investment income yield	6.30%	5.83%	4.58%	6.46%	8.95%
Total investment income yield	5.28%	5.30%	5.23%	5.26%	5.24%

Average crediting rate	4.23%	4.31%	4.38%	4.35%	4.31%
Amortization of DPL and losses at inception (1)	(0.22)%	(0.22)%	(0.21)%	(0.21)%	(0.21)%
Total average crediting rate	4.01%	4.09%	4.17%	4.14%	4.10%

Annualized general account spread (2)	1.27%	1.21%	1.06%	1.12%	1.14%
Annualized general account spread excluding variable investment income yield	1.23%	1.19%	1.08%	1.08%	1.01%

(1)Includes the amortization of DPL of (0.23)% for each of the three months ended March 31, 2024, June 30, 2024, September 30, 2024, December 31, 2024 and March 31, 2025.
(2)The general account is comprised of invested assets supporting future policy benefits and policyholder account balances.

ASIA STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	March 31, 2024	March 31, 2025

Adjusted revenues
Premiums	$1,297	$1,216	$1,272	$1,206	$1,260	$1,297	$1,260
Universal life and investment-type product policy fees	426	434	420	410	406	426	406
Net investment income	1,108	1,167	1,132	1,251	1,206	1,108	1,206
Other revenues	21	18	18	19	15	21	15
Total adjusted revenues	2,852	2,835	2,842	2,886	2,887	2,852	2,887

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	1,067	988	1,035	993	1,037	1,067	1,037
Policyholder liability remeasurement (gains) losses	(32)	(4)	60	(59)	(11)	(32)	(11)
Interest credited to policyholder account balances	647	657	683	708	711	647	711
Capitalization of DAC	(361)	(335)	(336)	(348)	(351)	(361)	(351)
Amortization of DAC, VOBA and negative VOBA	205	202	211	214	216	205	216
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	744	702	758	765	749	744	749
Total adjusted expenses	2,270	2,210	2,411	2,273	2,351	2,270	2,351
Adjusted earnings before provision for income tax	582	625	431	613	536	582	536
Provision for income tax expense (benefit)	159	176	125	170	162	159	162
Adjusted earnings	423	449	306	443	374	423	374
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$423	$449	$306	$443	$374	$423	$374

Adjusted premiums, fees and other revenues	$1,744	$1,668	$1,710	$1,635	$1,681	$1,744	$1,681

ASIA
ADJUSTED PREMIUMS, FEES AND OTHER REVENUES
	For the Three Months Ended
Unaudited (In millions)	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025

Adjusted premiums, fees and other revenues	$1,744	$1,668	$1,710	$1,635	$1,681

Adjusted premiums, fees and other revenues, on a constant currency basis	$1,682	$1,661	$1,654	$1,618	$1,681
Add: Operating joint ventures, on a constant currency basis (1)	517	642	531	406	1,017
Adjusted premiums, fees and other revenues, including operating joint ventures, on a constant currency basis	$2,199	$2,303	$2,185	$2,024	$2,698

OTHER EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025

Direct and allocated expenses	$282	$272	$303	$319	$306
Pension, postretirement and postemployment benefit costs	15	15	15	19	13
Premium taxes, other taxes, and licenses & fees	33	28	31	26	29
Commissions and other variable expenses	414	387	409	401	401
Adjusted other expenses	$744	$702	$758	$765	$749
Adjusted other expenses, net of adjusted capitalization of DAC	$383	$367	$422	$417	$398

Adjusted other expenses, on a constant currency basis	$720	$704	$736	$759	$749
Add: Operating joint ventures, on a constant currency basis (2)	113	105	117	92	125
Adjusted other expenses, including operating joint ventures, on a constant currency basis	$833	$809	$853	$851	$874
Adjusted other expenses, including operating joint ventures, net of adjusted capitalization of DAC, on a constant currency basis	$439	$430	$478	$479	$463

SALES ON A CONSTANT CURRENCY BASIS
	For the Three Months Ended
Unaudited (In millions)	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025

Japan:
Life	$135	$137	$141	$107	$111
Accident & Health	69	63	59	78	68
Annuities	148	146	147	112	144
Other	2	2	2	2	2
Total Japan	354	348	349	299	325
Other Asia	214	273	228	208	302
Total sales	$568	$621	$577	$507	$627

OTHER INFORMATION
	For the Three Months Ended
Unaudited (In millions)	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025

Adjusted earnings available to common shareholders	$423	$449	$306	$443	$374
Adjusted earnings available to common shareholders, on a constant currency basis	$411	$444	$300	$440	$374

(1)Includes MetLife, Inc.'s share of adjusted premiums, fees and other revenues for operating joint ventures in: (i) China, (ii) India, (iii) Malaysia and (iv) Vietnam, on the basis of proportional consolidation and MetLife's percentage ownership. These operating joint ventures are accounted for using the equity method of accounting under GAAP.

(2)Includes MetLife, Inc.'s share of adjusted other expenses for operating joint ventures in: (i) China, (ii) India, (iii) Malaysia and (iv) Vietnam, on the basis of proportional consolidation and MetLife's percentage ownership. These operating joint ventures are accounted for using the equity method of accounting under GAAP.

ASIA
ASIA GENERAL ACCOUNT ASSETS UNDER MANAGEMENT AND RELATED MEASURES

Unaudited (In millions)	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025

GA AUM	$120,743	$117,606	$128,115	$120,626	$125,119
GA AUM (at amortized cost)	$128,618	$126,997	$135,107	$129,959	$134,352

GA AUM (at amortized cost), on a constant currency basis	$127,961	$128,931	$131,846	$131,855	$134,352
Add: Operating joint ventures, on a constant currency basis (1)	8,193	9,146	9,635	10,032	11,558
GA AUM (at amortized cost), including operating joint ventures, on a constant currency basis	$136,154	$138,077	$141,481	$141,887	$145,910

(1)Includes MetLife, Inc.'s share of GA AUM for operating joint ventures in: (i) China, (ii) India, (iii) Malaysia and (iv) Vietnam, on the basis of proportional consolidation and MetLife's percentage ownership. These operating joint ventures are accounted for using the equity method of accounting under GAAP.

LATIN AMERICA STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	March 31, 2024	March 31, 2025

Adjusted revenues
Premiums	$1,115	$1,122	$1,141	$1,098	$1,164	$1,115	$1,164
Universal life and investment-type product policy fees	370	373	346	330	340	370	340
Net investment income	386	398	435	431	407	386	407
Other revenues	11	11	9	10	9	11	9
Total adjusted revenues	1,882	1,904	1,931	1,869	1,920	1,882	1,920

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	983	1,018	1,091	1,035	1,091	983	1,091
Policyholder liability remeasurement (gains) losses	(8)	(3)	(18)	20	(3)	(8)	(3)
Interest credited to policyholder account balances	114	115	108	101	98	114	98
Capitalization of DAC	(178)	(175)	(174)	(177)	(172)	(178)	(172)
Amortization of DAC, VOBA and negative VOBA	125	129	126	123	129	125	129
Interest expense on debt	3	4	4	4	4	3	4
Other expenses	512	505	485	505	483	512	483
Total adjusted expenses	1,551	1,593	1,622	1,611	1,630	1,551	1,630
Adjusted earnings before provision for income tax	331	311	309	258	290	331	290
Provision for income tax expense (benefit)	98	85	88	57	72	98	72
Adjusted earnings	233	226	221	201	218	233	218
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$233	$226	$221	$201	$218	$233	$218

Adjusted premiums, fees and other revenues	$1,496	$1,506	$1,496	$1,438	$1,513	$1,496	$1,513

LATIN AMERICA
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025

Direct and allocated expenses	$140	$145	$129	$146	$135
Pension, postretirement and postemployment benefit costs	2	1	1	3	1
Premium taxes, other taxes, and licenses & fees	20	19	22	24	23
Commissions and other variable expenses	350	340	333	332	324
Adjusted other expenses	$512	$505	$485	$505	$483
Adjusted other expenses, net of adjusted capitalization of DAC	$334	$330	$311	$328	$311
Adjusted other expenses, on a constant currency basis	$451	$452	$459	$503	$483
Adjusted other expenses, net of adjusted capitalization of DAC, on a constant currency basis	$297	$297	$296	$327	$311

SALES ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025

Mexico	$198	$180	$178	$131	$200
Chile	93	96	102	121	115
All other	68	77	82	81	68
Total sales	$359	$353	$362	$333	$383

OTHER INFORMATION

	For the Three Months Ended
Unaudited (In millions)	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025

Adjusted premiums, fees and other revenues	$1,496	$1,506	$1,496	$1,438	$1,513
Adjusted earnings available to common shareholders	$233	$226	$221	$201	$218

Adjusted premiums, fees and other revenues, on a constant currency basis	$1,322	$1,342	$1,413	$1,428	$1,513
Adjusted earnings available to common shareholders, on a constant currency basis	$204	$196	$209	$200	$218

EMEA STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	March 31, 2024	March 31, 2025

Adjusted revenues
Premiums	$536	$536	$562	$568	$582	$536	$582
Universal life and investment-type product policy fees	77	77	84	76	78	77	78
Net investment income	54	54	55	59	58	54	58
Other revenues	7	8	9	8	8	7	8
Total adjusted revenues	674	675	710	711	726	674	726

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	258	265	276	301	277	258	277
Policyholder liability remeasurement (gains) losses	—	1	9	(3)	—	—	—
Interest credited to policyholder account balances	19	17	17	17	17	19	17
Capitalization of DAC	(128)	(115)	(119)	(124)	(126)	(128)	(126)
Amortization of DAC, VOBA and negative VOBA	90	81	91	93	94	90	94
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	332	328	342	367	355	332	355
Total adjusted expenses	571	577	616	651	617	571	617
Adjusted earnings before provision for income tax	103	98	94	60	109	103	109
Provision for income tax expense (benefit)	26	21	24	1	26	26	26
Adjusted earnings	77	77	70	59	83	77	83
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$77	$77	$70	$59	$83	$77	$83

Adjusted premiums, fees and other revenues	$620	$621	$655	$652	$668	$620	$668

EMEA
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025

Direct and allocated expenses	$101	$104	$109	$112	$109
Pension, postretirement and postemployment benefit costs	1	2	2	2	1
Premium taxes, other taxes, and licenses & fees	6	5	6	7	6
Commissions and other variable expenses	224	217	225	246	239
Adjusted other expenses	$332	$328	$342	$367	$355
Adjusted other expenses, net of adjusted capitalization of DAC	$204	$213	$223	$243	$229
Adjusted other expenses, on a constant currency basis	$317	$320	$331	$363	$355
Adjusted other expenses, net of adjusted capitalization of DAC, on a constant currency basis	$196	$208	$216	$241	$229

OTHER INFORMATION
	For the Three Months Ended
Unaudited (In millions)	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025

Adjusted premiums, fees and other revenues	$620	$621	$655	$652	$668
Adjusted earnings available to common shareholders	$77	$77	$70	$59	$83

Adjusted premiums, fees and other revenues, on a constant currency basis	$594	$608	$635	$645	$668
Adjusted earnings available to common shareholders, on a constant currency basis	$73	$74	$67	$57	$83
Total sales, on a constant currency basis	$272	$268	$239	$247	$315

METLIFE HOLDINGS STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	March 31, 2024	March 31, 2025

Adjusted revenues
Premiums	$713	$692	$673	$702	$657	$713	$657
Universal life and investment-type product policy fees	78	94	80	74	86	78	86
Net investment income	1,010	1,016	981	978	989	1,010	989
Other revenues	50	37	40	39	37	50	37
Total adjusted revenues	1,851	1,839	1,774	1,793	1,769	1,851	1,769

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	1,251	1,252	1,221	1,230	1,200	1,251	1,200
Policyholder liability remeasurement (gains) losses	20	17	(35)	—	16	20	16
Interest credited to policyholder account balances	103	106	84	97	88	103	88
Capitalization of DAC	(5)	(4)	(4)	(4)	(4)	(5)	(4)
Amortization of DAC, VOBA and negative VOBA	59	57	58	55	55	59	55
Interest expense on debt	4	3	4	3	3	4	3
Other expenses	223	220	220	223	221	223	221
Total adjusted expenses	1,655	1,651	1,548	1,604	1,579	1,655	1,579
Adjusted earnings before provision for income tax	196	188	226	189	190	196	190
Provision for income tax expense (benefit)	37	35	44	36	36	37	36
Adjusted earnings	159	153	182	153	154	159	154
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$159	$153	$182	$153	$154	$159	$154

Adjusted premiums, fees and other revenues	$841	$823	$793	$815	$780	$841	$780

METLIFE HOLDINGS
FUTURE POLICY BENEFITS (1)

Unaudited (In millions)	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025
Annuities	$1,577	$1,555	$1,606	$1,515	$1,493
Life and Other	53,604	53,296	53,096	52,918	52,584
Long-Term Care	14,845	14,455	15,657	14,537	14,716
Balance, end of period (at balance sheet discount rate)	$70,026	$69,306	$70,359	$68,970	$68,793

Less:
Annuities	$(46)	$(65)	$(5)	$(63)	$(51)
Life and Other	(2)	(27)	31	(34)	(26)
Long-Term Care	(215)	(755)	339	(919)	(872)
Accumulated other comprehensive (income) loss	$(263)	$(847)	$365	$(1,016)	$(949)

Annuities	$1,623	$1,620	$1,611	$1,578	$1,544
Life and Other	53,606	53,323	53,065	52,952	52,610
Long-Term Care	15,060	15,210	15,318	15,456	15,588
Balance, end of period (at original discount rate)	$70,289	$70,153	$69,994	$69,986	$69,742

Future policy benefits subject to reinsurance (at balance sheet discount rate) (2)
Annuities	$1,526	$1,468	$1,505	$1,393	$1,370
Life and Other	$2,345	$2,372	$2,398	$2,410	$2,421
Long-Term Care	$—	$—	$—	$—	$—

POLICYHOLDER ACCOUNT BALANCES

Unaudited (In millions)	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025
Annuities	$11,129	$10,747	$10,437	$10,142	$9,859
Life and Other	11,486	11,303	11,284	11,132	10,986
Balance, end of period	$22,615	$22,050	$21,721	$21,274	$20,845

Policyholder account balances subject to reinsurance (2)
Annuities	$3,345	$3,228	$3,124	$3,027	$2,930
Life and Other	$6,532	$6,467	$6,410	$6,357	$6,301

MARKET RISK BENEFITS

Unaudited (In millions)	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025
Annuities	$2,231	$2,153	$2,608	$2,069	$2,377
Balance, end of period	$2,231	$2,153	$2,608	$2,069	$2,377

Market risk benefits subject to reinsurance (2)	$—	$—	$—	$—	$—

SEPARATE ACCOUNT LIABILITIES

Unaudited (In millions)	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025
Annuities	$29,866	$28,843	$29,349	$27,829	$26,296
Life and Other	6,757	6,738	7,049	7,065	6,393
Balance, end of period	$36,623	$35,581	$36,398	$34,894	$32,689

Separate account liabilities subject to reinsurance (3)
Annuities	$85	$82	$83	$79	$73
Life and Other	$5,980	$5,944	$6,226	$6,244	$5,852

(1) Includes participating life contracts, additional liabilities for annuitization, death and other insurance benefits, as well as DPL.
(2) Included in premiums, reinsurance and other receivables on MetLife, Inc.'s consolidated balance sheets.
(3) Separate account assets retained by MetLife; these amounts are not included in premiums, reinsurance and other receivables on MetLife, Inc.'s consolidated balance sheets.

METLIFE HOLDINGS
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025

Direct and allocated expenses	$165	$156	$159	$166	$168
Pension, postretirement and postemployment benefit costs	6	7	6	7	6
Premium taxes, other taxes, and licenses & fees	16	19	20	15	16
Commissions and other variable expenses	36	38	35	35	31
Adjusted other expenses	$223	$220	$220	$223	$221

OTHER INFORMATION

	For the Three Months Ended
Unaudited (In millions, except ratios)	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025

Lapse Ratio (1)
Traditional life	5.7%	5.9%	6.2%	5.8%	5.9%
Variable annuity	11.6%	12.4%	12.8%	12.9%	12.8%

(1) Lapse ratios are calculated based on the average of the most recent 12 months of experience.

CORPORATE & OTHER STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	March 31, 2024	March 31, 2025

Adjusted revenues
Premiums	$6	$15	$(6)	$(11)	$9	$6	$9
Universal life and investment-type product policy fees	—	1	—	1	1	—	1
Net investment income	106	95	96	126	71	106	71
Other revenues	98	97	98	103	102	98	102
Total adjusted revenues	210	208	188	219	183	210	183

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	8	9	—	(10)	9	8	9
Policyholder liability remeasurement (gains) losses	—	—	—	—	—	—	—
Interest credited to policyholder account balances	—	—	—	—	—	—	—
Capitalization of DAC	(3)	(3)	(1)	(3)	(3)	(3)	(3)
Amortization of DAC, VOBA and negative VOBA	2	1	3	4	2	2	2
Interest expense on debt	253	246	245	247	248	253	248
Other expenses	194	188	164	165	174	194	174
Total adjusted expenses	454	441	411	403	430	454	430
Adjusted earnings before provision for income tax	(244)	(233)	(223)	(184)	(247)	(244)	(247)
Provision for income tax expense (benefit)	(70)	(47)	(41)	(17)	(65)	(70)	(65)
Adjusted earnings	(174)	(186)	(182)	(167)	(182)	(174)	(182)
Preferred stock dividends	67	34	67	32	66	67	66
Adjusted earnings available to common shareholders	$(241)	$(220)	$(249)	$(199)	$(248)	$(241)	$(248)

Adjusted premiums, fees and other revenues	$104	$113	$92	$93	$112	$104	$112

ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS BY SOURCE
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	March 31, 2024	March 31, 2025

Business activities	$6	$30	$20	$16	$9	$6	$9
Net investment income	102	92	96	126	78	102	78
Interest expense on debt	(265)	(255)	(256)	(257)	(258)	(265)	(258)
Corporate initiatives and projects	(6)	(7)	(8)	(12)	(10)	(6)	(10)
Other	(81)	(93)	(75)	(57)	(66)	(81)	(66)
Provision for income tax (expense) benefit and other tax-related items	70	47	41	17	65	70	65
Preferred stock dividends	(67)	(34)	(67)	(32)	(66)	(67)	(66)
Adjusted earnings available to common shareholders	$(241)	$(220)	$(249)	$(199)	$(248)	$(241)	$(248)

INVESTMENTS INVESTMENT PORTFOLIO RESULTS BY ASSET CATEGORY AND ANNUALIZED YIELDS
This yield table presentation is consistent with how we measure our investment performance for management purposes, and we believe it enhances understanding of our investment portfolio results. Reinsurance adjustments have been excluded from the amounts within this table.
	At or For the Three Months Ended					At or For the Year-to-Date Period Ended
Unaudited (In millions, except yields)	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	March 31, 2024	March 31, 2025
Fixed Maturity Securities
Yield (1)	4.38%	4.38%	4.52%	4.47%	4.36%	4.38%	4.36%
Investment income (2), (3)	$3,200	$3,206	$3,357	$3,326	$3,259	$3,200	$3,259
Investment gains (losses)	(85)	(246)	(157)	(245)	(244)	(85)	(244)
Ending carrying value (4)	279,855	279,170	295,460	280,227	290,416	279,855	290,416
Net Mortgage Loans
Yield (1)	5.25%	5.30%	5.32%	5.28%	5.21%	5.25%	5.21%
Investment income (3)	1,100	1,096	1,097	1,085	1,056	1,100	1,056
Investment gains (losses)	(82)	6	(156)	(53)	(159)	(82)	(159)
Ending carrying value (5)	83,452	82,051	82,773	81,460	80,581	83,452	80,581
Real Estate and Real Estate Joint Ventures
Yield (1)	(2.74)%	(0.97)%	1.67%	1.47%	4.01%	(2.74)%	4.01%
Investment income	(90)	(32)	57	50	134	(90)	134
Investment gains (losses)	35	12	128	70	(40)	35	(40)
Ending carrying value	12,992	13,517	13,731	13,342	13,481	12,992	13,481
Policy Loans
Yield (1)	5.56%	5.44%	5.72%	5.67%	5.38%	5.56%	5.38%
Investment income	113	110	116	114	107	113	107
Ending carrying value	8,800	8,691	8,822	8,545	8,663	8,800	8,663
Equity Securities
Yield (1)	5.48%	5.50%	3.47%	3.23%	6.16%	5.48%	6.16%
Investment income	7	7	4	5	9	7	9
Investment gains (losses)	28	(19)	(31)	4	(12)	28	(12)
Ending carrying value	750	754	746	712	747	750	747
Other Limited Partnership Interests
Yield (1)	8.27%	9.10%	2.45%	7.05%	6.22%	8.27%	6.22%
Investment income	301	325	87	252	222	301	222
Investment gains (losses)	(50)	(9)	3	1	(1)	(50)	(1)
Ending carrying value (6)	14,301	14,288	14,186	14,367	14,125	14,301	14,125
Cash and Cash Equivalents and Short-term Investments
Yield (1)	5.32%	4.61%	5.23%	4.97%	4.42%	5.32%	4.42%
Investment income	246	209	257	249	224	246	224
Investment gains (losses)	25	37	(46)	18	(9)	25	(9)
Ending carrying value (7)	24,724	24,590	26,374	25,018	26,862	24,724	26,862
Other Invested Assets
Investment income	348	386	312	368	365	348	365
Investment gains (losses)	(17)	(16)	56	23	4	(17)	4
Ending carrying value	18,097	18,131	19,706	18,504	17,470	18,097	17,470
Total Investments
Investment income yield (1)	4.75%	4.83%	4.75%	4.87%	4.82%	4.75%	4.82%
Investment fees and expenses yield (1)	(0.14)%	(0.13)%	(0.13)%	(0.13)%	(0.15)%	(0.14)%	(0.15)%
Net Investment Income Yield (1)	4.61%	4.70%	4.62%	4.74%	4.67%	4.61%	4.67%
Investment income	$5,225	$5,307	$5,287	$5,449	$5,376	$5,225	$5,376
Investment fees and expenses	(157)	(147)	(144)	(147)	(162)	(157)	(162)
Net investment income including divested businesses	5,068	5,160	5,143	5,302	5,214	5,068	5,214
Less: Net investment income from divested businesses	—	—	—	1	1	—	1
Adjusted Net Investment Income (8)	$5,068	$5,160	$5,143	$5,301	$5,213	$5,068	$5,213
Ending Carrying Value	$442,971	$441,192	$461,798	$442,175	$452,345	$442,971	$452,345
Investment Portfolio Gains (Losses) (9)	$(146)	$(235)	$(203)	$(182)	$(461)	$(146)	$(461)
Gross investment gains	331	245	368	316	142	331	142
Gross investment losses	(435)	(458)	(417)	(386)	(423)	(435)	(423)
Net credit loss (provision) release and (impairments)	(42)	(22)	(154)	(112)	(180)	(42)	(180)
Investment Portfolio Gains (Losses) (9)	(146)	(235)	(203)	(182)	(461)	(146)	(461)
Investment portfolio gains (losses) income tax (expense) benefit	41	57	56	59	116	41	116
Investment Portfolio Gains (Losses), Net of Income Tax	$(105)	$(178)	$(147)	$(123)	$(345)	$(105)	$(345)

Derivative Gains (Losses) (9)	(1,175)	(698)	619	(1,159)	344	(1,175)	344
Derivative gains (losses) income tax (expense) benefit	304	193	(206)	314	(99)	304	(99)
Derivative Gains (Losses), Net of Income Tax	$(871)	$(505)	$413	$(845)	$245	$(871)	$245

See footnotes on Page 29.

INVESTMENTS
SUMMARY OF FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE BY SECTOR AND QUALITY DISTRIBUTION

		March 31, 2024		June 30, 2024		September 30, 2024		December 31, 2024		March 31, 2025
Unaudited (In millions, except ratios)		Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

U.S. corporate		$80,553	28.9%	$80,678	29.1%	$84,851	28.9%	$78,584	28.2%	$80,316	27.7%
Foreign corporate		54,029	19.4%	53,419	19.2%	56,752	19.3%	53,354	19.1%	55,083	19.1%
Foreign government		42,793	15.4%	40,054	14.4%	44,132	15.0%	39,895	14.3%	40,892	14.2%
Residential mortgage-backed		31,142	11.2%	32,616	11.7%	35,264	12.0%	34,135	12.3%	39,083	13.5%
U.S. government and agency		31,848	11.4%	33,238	12.0%	34,676	11.8%	33,350	12.0%	33,535	11.6%
Asset-backed securities and collateralized loan obligations		17,468	6.3%	17,775	6.4%	17,520	6.0%	20,390	7.3%	20,748	7.2%
Municipals		10,938	3.9%	10,470	3.8%	10,798	3.7%	9,762	3.5%	9,764	3.4%
Commercial mortgage-backed		9,638	3.5%	9,486	3.4%	9,786	3.3%	9,182	3.3%	9,388	3.3%
Fixed Maturity Securities Available-For-Sale excluding Reinsurance adjustments		$278,409	100.0%	$277,736	100.0%	$293,779	100.0%	$278,652	100.0%	$288,809	100.0%
Reinsurance adjustments		—		—		—		2,391		2,926
Fixed Maturity Securities Available-For-Sale		$278,409		$277,736		$293,779		$281,043		$291,735

NRSRO	NAIC
RATING	DESIGNATION
Aaa / Aa / A	1	$192,127	69.0%	$192,239	69.2%	$203,560	69.3%	$192,099	68.9%	$199,468	69.1%
Baa	2	73,367	26.4%	72,732	26.2%	77,031	26.2%	74,345	26.7%	77,112	26.7%
Ba	3	10,323	3.7%	9,189	3.3%	9,666	3.3%	8,680	3.1%	8,674	3.0%
B	4	2,259	0.8%	3,291	1.2%	3,131	1.1%	3,035	1.1%	3,198	1.1%
Caa and lower	5	267	0.1%	226	0.1%	331	0.1%	425	0.2%	291	0.1%
In or near default	6	66	—%	59	—%	60	—%	68	—%	66	—%
Fixed Maturity Securities Available-For-Sale excluding Reinsurance adjustments		$278,409	100.0%	$277,736	100.0%	$293,779	100.0%	$278,652	100.0%	$288,809	100.0%
Reinsurance adjustments		—		—		—		2,391		2,926
Fixed Maturity Securities Available-For-Sale (10)		$278,409		$277,736		$293,779		$281,043		$291,735

GROSS UNREALIZED GAINS AND LOSSES:
FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE

Unaudited (In millions)		March 31, 2024		June 30, 2024		September 30, 2024		December 31, 2024		March 31, 2025

Gross unrealized gains		$6,021		$5,096		$8,093		$4,965		$5,398
Gross unrealized losses		28,122		30,430		23,558		31,041		28,891
Net Unrealized Gains (Losses) excluding Reinsurance adjustments		$(22,101)		$(25,334)		$(15,465)		$(26,076)		$(23,493)
Reinsurance adjustments		—		—		—		(142)		(109)
Net Unrealized Gains (Losses)		$(22,101)		$(25,334)		$(15,465)		$(26,218)		$(23,602)

See footnotes on Page 29.

INVESTMENTS
SUMMARY OF NET MORTGAGE LOANS (5)

Unaudited (In millions)	March 31, 2024		June 30, 2024		September 30, 2024		December 31, 2024		March 31, 2025

Commercial mortgage loans	$51,527		$50,109		$50,478		$48,967		$47,890
Agricultural mortgage loans	19,461		19,383		19,210		19,030		18,779
Residential mortgage loans	13,201		13,273		13,844		14,186		14,783
Total	84,189		82,765		83,532		82,183		81,452
Allowance for credit loss	(737)		(714)		(759)		(723)		(871)
Net mortgage loans excluding Reinsurance adjustments	$83,452		$82,051		$82,773		$81,460		$80,581
Reinsurance adjustments	—		—		—		85		82
Net Mortgage Loans	$83,452		$82,051		$82,773		$81,545		$80,663

SUMMARY OF NET COMMERCIAL MORTGAGE LOANS BY REGION AND PROPERTY TYPE (5)

	March 31, 2024		June 30, 2024		September 30, 2024		December 31, 2024		March 31, 2025
Unaudited (In millions, except ratios)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Pacific	$9,036	17.5%	$8,680	17.3%	$8,745	17.3%	$8,738	17.8%	$8,677	18.1%
Non-U.S.	8,453	16.4%	8,385	16.7%	8,593	17.0%	7,901	16.1%	7,802	16.3%
Middle Atlantic	7,430	14.4%	7,250	14.5%	6,999	13.9%	6,938	14.2%	6,877	14.4%
South Atlantic	6,802	13.2%	6,517	13.0%	6,459	12.8%	5,890	12.0%	5,796	12.1%
West South Central	3,502	6.8%	3,386	6.8%	3,455	6.9%	3,228	6.6%	3,214	6.7%
New England	2,821	5.5%	2,821	5.6%	2,838	5.6%	2,680	5.5%	2,501	5.2%
Mountain	2,192	4.3%	2,264	4.5%	2,217	4.4%	2,317	4.7%	2,455	5.1%
East North Central	1,701	3.3%	1,600	3.2%	1,543	3.1%	1,453	3.0%	1,453	3.0%
East South Central	653	1.3%	652	1.3%	608	1.2%	481	1.0%	481	1.0%
West North Central	644	1.2%	472	1.0%	472	0.9%	410	0.8%	408	0.9%
Multi-Region and Other	8,293	16.1%	8,082	16.1%	8,549	16.9%	8,931	18.3%	8,226	17.2%
Total excluding Reinsurance adjustments	$51,527	100.0%	$50,109	100.0%	$50,478	100.0%	$48,967	100.0%	$47,890	100.0%
Reinsurance adjustments	—		—		—		82		82
Total	$51,527		$50,109		$50,478		$49,049		$47,972

Office	$19,369	37.6%	$18,799	37.5%	$18,861	37.4%	$18,269	37.3%	$18,134	37.9%
Apartment	11,353	22.0%	10,954	21.9%	10,750	21.3%	10,472	21.4%	10,549	22.0%
Retail	7,371	14.3%	7,443	14.8%	7,273	14.4%	6,612	13.5%	6,502	13.6%
Single Family Rental	4,823	9.4%	4,822	9.6%	5,141	10.2%	5,355	10.9%	4,844	10.1%
Industrial	5,315	10.3%	4,941	9.9%	5,313	10.5%	4,999	10.2%	4,506	9.4%
Hotel	3,199	6.2%	3,049	6.1%	3,051	6.0%	3,178	6.5%	3,268	6.8%
Other	97	0.2%	101	0.2%	89	0.2%	82	0.2%	87	0.2%
Total excluding Reinsurance adjustments	$51,527	100.0%	$50,109	100.0%	$50,478	100.0%	$48,967	100.0%	$47,890	100.0%
Reinsurance adjustments	—		—		—		82		82
Total	$51,527		$50,109		$50,478		$49,049		$47,972

See footnotes on Page 29.

INVESTMENTS FOOTNOTES

(1)We calculate annualized yields using adjusted net investment income as a percent of average quarterly asset carrying values. Adjusted net investment income excludes realized gains and losses from sales and disposals, includes the impact of changes in foreign currency exchange rates and reflects the adjustments described on Page A-7 and presented on Page A-1. Asset carrying values utilized in the calculation of yields exclude unrecognized unrealized gains (losses), mortgage loans originated for third parties, invested assets and cash and cash equivalents subject to ceded reinsurance with third parties (see "Reinsurance adjustments"), collateral received in connection with our securities lending program, annuities funding structured settlement claims, freestanding derivative assets, collateral received from derivative counterparties and contractholder-directed equity securities. Invested assets reclassified to held-for-sale and ceded policy loans are included in the calculation of yields, but are otherwise excluded from asset carrying values. A yield is not presented for other invested assets, as it is not considered a meaningful measure of performance for this asset class.

(2)Fixed maturity securities includes investment income related to fair value option securities of $85 million, $22 million, $76 million, $22 million and ($20) million for the three months ended March 31, 2024, June 30, 2024, September 30, 2024, December 31, 2024 and March 31, 2025, respectively, and $85 million and ($20) million for the year-to-date period ended March 31, 2024 and March 31, 2025, respectively.

(3)Investment income from fixed maturity securities and net mortgage loans includes prepayment fees.
(4)The following table presents a reconciliation to ending carrying value presented for fixed maturity securities.
	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025
Fixed maturity securities available-for-sale	$278,409	$277,736	$293,779	$281,043	$291,735
Less: Reinsurance adjustments	—	—	—	2,391	2,926
Fixed maturity securities available-for-sale excluding Reinsurance adjustments	$278,409	$277,736	$293,779	$278,652	$288,809
Fair value option securities	1,446	1,434	1,681	1,575	1,607
Fixed maturity securities excluding Reinsurance adjustments	$279,855	$279,170	$295,460	$280,227	$290,416

(5)The following table presents a reconciliation to ending carrying value presented for net mortgage loans.
	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025
Mortgage Loans	$91,458	$89,802	$90,415	$89,012	$87,908
Less: Mortgage loans originated for third parties, net of ACL	8,006	7,751	7,642	7,467	7,245
Net mortgage loans	$83,452	$82,051	$82,773	$81,545	$80,663
Less: Reinsurance adjustments	—	—	—	85	82
Net mortgage loans excluding Reinsurance adjustments	$83,452	$82,051	$82,773	$81,460	$80,581

(6)The following table presents a reconciliation to ending carrying value presented for other limited partnership interests.
	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025
Other limited partnership interests	$17,301	$14,288	$14,186	$14,378	$14,137
Less: Reinsurance adjustments	—	—	—	11	12
Other limited partnership interests excluding Reinsurance adjustments	$17,301	$14,288	$14,186	$14,367	$14,125

(7)The following table presents a reconciliation to ending carrying value presented for cash and cash equivalents and short-term investments.
	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025
Cash and cash equivalents and short-term investments	$24,724	$24,590	$26,374	$25,224	$26,869
Less: Reinsurance adjustments	—	—	—	206	7
Cash and cash equivalents and short-term investments excluding Reinsurance adjustments	$24,724	$24,590	$26,374	$25,018	$26,862

(8)Adjusted net investment income reflects the adjustments as presented on Page 5.
(9)Investment portfolio gains (losses) and Derivative gains (losses) reflect the non-GAAP adjustments as presented below:
	For the Three Months Ended					For the Year-to-Date Period Ended
	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	March 31, 2024	March 31, 2025
Net investment gains (losses)	$(375)	$(421)	$(77)	$(311)	$(387)	$(375)	$(387)
Less: Non-investment portfolio gains (losses)	(226)	(176)	188	(122)	65	(226)	65
Less: Provision for credit loss on certain mortgage loans originated for third parties	(4)	(15)	4	11	(34)	(4)	(34)
Less: Other adjustments	1	5	(66)	(18)	43	1	43
Investment portfolio gains (losses)	$(146)	$(235)	$(203)	$(182)	$(461)	$(146)	$(461)

	For the Three Months Ended					For the Year-to-Date Period Ended
	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	March 31, 2024	March 31, 2025
Net derivative gains (losses)	$(979)	$(508)	$767	$(903)	$432	$(979)	$432
Less: Investment hedge adjustments	176	172	129	127	103	176	103
Less: Reinsurance adjustments	—	—	—	110	(35)	—	(35)
Less: Other adjustments	20	18	19	19	20	20	20
Derivative gains (losses)	$(1,175)	$(698)	$619	$(1,159)	$344	$(1,175)	$344

(10)Fixed maturity securities available-for-sale are presented by NRSRO rating and the applicable NAIC designation from the NAIC published comparison of NRSRO ratings to NAIC designations, except for (i) non-agency residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”) and (ii) securities rated Ca or C by NRSROs that are designated NAIC 6. NRSRO ratings are based on availability of applicable ratings. If no NRSRO rating is available, then an internally developed rating is used. Over time, credit ratings and designations can migrate, up or down, through the NRSRO's and NAIC's continuous monitoring process. Amounts presented for non-agency RMBS and CMBS are presented using NAIC designations for modeled securities. The NAIC evaluates non-agency RMBS and CMBS held by insurers on an annual basis. When we acquire non-agency RMBS and CMBS that have not been previously evaluated by the NAIC, an internally developed designation is used until a NAIC designation becomes available. NAIC designations are generally similar to the credit quality ratings of the NRSRO, except for (i) non-agency RMBS and CMBS and (ii) securities rated Ca or C by NRSROs that are designated NAIC 6; accordingly, NAIC designations may not correspond to NRSRO ratings.

Appendix

APPENDIX METLIFE RECONCILIATION DETAIL

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	March 31, 2024	March 31, 2025

Reconciliation to Adjusted Earnings Available to Common Shareholders
Net income (loss) available to MetLife, Inc.'s common shareholders	$800	$912	$1,275	$1,239	$879	$800	$879
Add: Preferred stock dividends	67	34	67	32	66	67	66
Add: Preferred stock redemption premium	—	—	—	—	—	—	—
Add: Net income (loss) attributable to noncontrolling interests	8	7	(1)	4	5	8	5
Net income (loss)	875	953	1,341	1,275	950	875	950
Less: adjustments from net income (loss) to adjusted earnings:
Net investment gains (losses)	(375)	(421)	(77)	(311)	(387)	(375)	(387)
Net derivative gains (losses)	(979)	(508)	767	(903)	432	(979)	432
Market risk benefit remeasurement gains (losses)	694	182	(531)	764	(299)	694	(299)
Premiums - Divested businesses	—	—	16	15	4	—	4
Universal life and investment-type product policy fees - Divested businesses	—	—	—	—	—	—	—
Net investment income
Investment hedge adjustments	(176)	(172)	(129)	(127)	(103)	(176)	(103)
Unit-linked contract income and Reinsurance adjustments	542	219	147	214	(184)	542	(184)
Joint venture adjustments	2	(2)	66	16	(42)	2	(42)
Divested businesses	—	—	—	1	1	—	1
Other revenues
Asymmetrical and non-economic accounting	39	35	50	34	36	39	36
Other adjustments	(12)	(11)	(14)	(11)	(15)	(12)	(15)
Divested businesses	—	—	—	—	—	—	—
Policyholder benefits and claims and policyholder dividends
Asymmetrical and non-economic accounting	(14)	(161)	7	(51)	(75)	(14)	(75)
Market volatility	67	88	52	49	44	67	44
Divested businesses	—	—	(9)	(10)	(1)	—	(1)
Policyholder liability remeasurement (gains) losses
Asymmetrical and non-economic accounting	—	—	—	—	—	—	—
Divested businesses	—	—	—	—	—	—	—
Interest credited to policyholder account balances
Asymmetrical and non-economic accounting	(24)	(5)	(79)	5	(64)	(24)	(64)
Unit-linked contract costs	(539)	(214)	(143)	(185)	234	(539)	234
Divested businesses	—	—	—	—	—	—	—
Capitalization of DAC - Divested businesses	—	—	—	—	—	—	—
Amortization of DAC, VOBA and negative VOBA - Divested businesses	—	—	—	—	—	—	—
Interest expense on debt - Divested businesses	—	—	—	—	—	—	—
Other expenses
Reinsurance adjustments	—	—	—	(30)	(42)	—	(42)
Other adjustments	(7)	(5)	(12)	(25)	(19)	(7)	(19)
Divested businesses	(4)	(4)	(17)	(13)	(8)	(4)	(8)
Goodwill impairment	—	—	—	—	—	—	—
Provision for income tax (expense) benefit	260	270	(195)	352	23	260	23
Adjusted earnings	1,401	1,662	1,442	1,491	1,415	1,401	1,415
Less: Preferred stock dividends	67	34	67	32	66	67	66
Adjusted earnings available to common shareholders	$1,334	$1,628	$1,375	$1,459	$1,349	$1,334	$1,349

APPENDIX METLIFE NOTABLE ITEMS (1)

METLIFE TOTAL
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	March 31, 2024	March 31, 2025
Actuarial assumption review and other insurance adjustments	$—	$—	$16	$—	$—	$—	$—
Litigation reserves and settlement costs	—	—	—	(47)	—	—	—
Tax adjustments	—	—	—	57	—	—	—
Total notable items	$—	$—	$16	$10	$—	$—	$—

GROUP BENEFITS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	March 31, 2024	March 31, 2025
Actuarial assumption review and other insurance adjustments	$—	$—	$(58)	$—	$—	$—	$—
Total notable items	$—	$—	$(58)	$—	$—	$—	$—

RIS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	March 31, 2024	March 31, 2025
Actuarial assumption review and other insurance adjustments	$—	$—	$104	$—	$—	$—	$—
Total notable items	$—	$—	$104	$—	$—	$—	$—

(1)These notable items represent a positive (negative) impact to adjusted earnings available to common shareholders. Notable items reflect the unexpected impact of events that affect MetLife's results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results.

APPENDIX METLIFE NOTABLE ITEMS (CONTINUED)

ASIA
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	March 31, 2024	March 31, 2025
Actuarial assumption review and other insurance adjustments	$—	$—	$(41)	$—	$—	$—	$—
Total notable items	$—	$—	$(41)	$—	$—	$—	$—

LATIN AMERICA
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	March 31, 2024	March 31, 2025
Actuarial assumption review and other insurance adjustments	$—	$—	$4	$—	$—	$—	$—
Total notable items	$—	$—	$4	$—	$—	$—	$—

EMEA
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	March 31, 2024	March 31, 2025
Actuarial assumption review and other insurance adjustments	$—	$—	$(5)	$—	$—	$—	$—
Total notable items	$—	$—	$(5)	$—	$—	$—	$—

METLIFE HOLDINGS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	March 31, 2024	March 31, 2025
Actuarial assumption review and other insurance adjustments	$—	$—	$12	$—	$—	$—	$—
Total notable items	$—	$—	$12	$—	$—	$—	$—

CORPORATE & OTHER
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	March 31, 2024	March 31, 2025
Litigation reserves and settlement costs	$—	$—	$—	$(47)	$—	$—	$—
Tax adjustments	—	—	—	57	—	—	—
Total notable items	$—	$—	$—	$10	$—	$—	$—

APPENDIX METLIFE EQUITY DETAILS, BOOK VALUE DETAILS AND RETURN ON EQUITY

Unaudited (In millions)	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025

Total MetLife, Inc.'s stockholders' equity	$28,535	$27,252	$30,885	$27,445	$27,493
Less: Preferred stock	3,818	3,818	3,818	3,818	3,818
MetLife, Inc.'s common stockholders' equity	24,717	23,434	27,067	23,627	23,675
Less: Unrealized investment gains (losses), net of related offsets and income tax	(16,813)	(19,187)	(11,239)	(19,402)	(17,329)
Deferred gains (losses) on derivatives, net of income tax	202	99	(292)	370	179
Future policy benefits discount rate remeasurement gains (losses), net of income tax	4,773	6,606	2,004	6,529	5,334
Market risk benefits instrument-specific credit risk remeasurement gains (losses), net of income tax	(47)	(73)	4	(71)	(31)
Defined benefit plans adjustment, net of income tax	(1,421)	(1,396)	(1,371)	(1,442)	(1,416)
Estimated fair value of certain ceded reinsurance-related embedded derivatives, net of income tax (1)	—	—	—	(129)	(100)
Total MetLife, Inc.'s adjusted common stockholders' equity	38,023	37,385	37,961	37,772	37,038
Less: Accumulated year-to-date total notable items, net of income tax (2)	—	—	16	26	—
Total MetLife, Inc.'s adjusted common stockholders' equity, excluding total notable items (2)	$38,023	$37,385	$37,945	$37,746	$37,038

Unaudited (In millions, except per share data)	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025

Book value per common share	$34.54	$33.30	$39.02	$34.28	$35.16
Less: Unrealized investment gains (losses), net of related offsets and income tax	(23.49)	(27.26)	(16.20)	(28.15)	(25.74)
Deferred gains (losses) on derivatives, net of income tax	0.28	0.14	(0.42)	0.54	0.27
Future policy benefits discount rate remeasurement gains (losses), net of income tax	6.68	9.38	2.89	9.46	7.92
Market risk benefits instrument-specific credit risk remeasurement gains (losses), net of income tax	(0.07)	(0.10)	0.01	(0.10)	(0.05)
Defined benefit plans adjustment, net of income tax	(1.99)	(1.98)	(1.98)	(2.09)	(2.10)
Estimated fair value of certain ceded reinsurance-related embedded derivatives, net of income tax (1)	—	—	—	(0.19)	(0.15)
Adjusted book value per common share	$53.13	$53.12	$54.72	$54.81	$55.01

Common shares outstanding, end of period	715.7	703.8	693.7	689.2	673.3

	For the Three Months Ended (3)
Unaudited (In millions, except ratios)	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025

Return on MetLife, Inc.'s:
Common stockholders' equity	12.6%	15.2%	20.2%	19.6%	14.9%

Adjusted return on MetLife, Inc.'s:
Adjusted common stockholders' equity	13.8%	17.3%	14.6%	15.4%	14.4%
Adjusted common stockholders' equity, excluding total notable items (2)	13.8%	17.3%	14.4%	15.3%	14.4%

Average common stockholders' equity	$25,457	$24,076	$25,251	$25,347	$23,651
Average adjusted common stockholders' equity	$38,652	$37,704	$37,673	$37,867	$37,405
Average adjusted common stockholders' equity, excluding total notable items (2)	$38,652	$37,704	$37,665	$37,846	$37,405

(1)Ceded reinsurance-related embedded derivatives excluded are those where the total return on a portfolio of invested assets is passed through to third-party reinsurers (see "Reinsurance adjustments").

(2)Notable items reflect the unexpected impact of events that affect MetLife’s results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results. Notable items can affect MetLife’s results either positively or negatively. See Pages A-2 and A-3 for further detail.

(3) Annualized using quarter-to-date results.

APPENDIX METLIFE ADJUSTED PREMIUMS, FEES AND OTHER REVENUES, OTHER EXPENSES AND ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS - CONSTANT CURRENCY BASIS

ADJUSTED PREMIUMS, FEES AND OTHER REVENUES, ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025
GROUP BENEFITS (1)	$6,330	$6,210	$6,146	$6,184	$6,430
RIS (1)	813	2,582	1,579	3,620	2,430
ASIA	1,682	1,661	1,654	1,618	1,681
LATIN AMERICA	1,322	1,342	1,413	1,428	1,513
EMEA	594	608	635	645	668
METLIFE HOLDINGS (1)	841	823	793	815	780
CORPORATE & OTHER (1)	104	113	92	93	112
Adjusted premiums, fees and other revenues, on a constant currency basis	$11,686	$13,339	$12,312	$14,403	$13,614
Adjusted premiums, fees and other revenues	$11,948	$13,523	$12,471	$14,437	$13,614

ASIA (including operating joint ventures) (2), (3)	$2,199	$2,303	$2,185	$2,024	$2,698

OTHER EXPENSES ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025
GROUP BENEFITS (1)	$1,003	$1,016	$1,007	$1,041	$1,071
RIS (1)	172	145	183	166	149
ASIA	720	704	736	759	749
LATIN AMERICA	451	452	459	503	483
EMEA	317	320	331	363	355
METLIFE HOLDINGS (1)	223	220	220	223	221
CORPORATE & OTHER (1)	194	188	164	165	174
Adjusted other expenses, on a constant currency basis	$3,080	$3,045	$3,100	$3,220	$3,202
Adjusted other expenses	$3,180	$3,104	$3,159	$3,232	$3,202

ASIA (including operating joint ventures) (2), (4)	$833	$809	$853	$851	$874

ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025
GROUP BENEFITS (1)	$284	$533	$373	$416	$367
RIS (1)	399	410	472	386	401
ASIA	411	444	300	440	374
LATIN AMERICA	204	196	209	200	218
EMEA	73	74	67	57	83
METLIFE HOLDINGS (1)	159	153	182	153	154
CORPORATE & OTHER (1)	(241)	(220)	(249)	(199)	(248)
Adjusted earnings available to common shareholders, on a constant currency basis	$1,289	$1,590	$1,354	$1,453	$1,349
Adjusted earnings available to common shareholders	$1,334	$1,628	$1,375	$1,459	$1,349

(1) Amounts on a reported basis, as constant currency impact is not significant.

(2) Adjusted premiums, fees and other revenues as well as other expenses for operating joint ventures are reported as part of net investment income on the statements of adjusted earnings available to common shareholders on Page 16.

(3) Includes MetLife, Inc.'s share of adjusted premiums, fees and other revenues for operating joint ventures in: (i) China, (ii) India, (iii) Malaysia and (iv) Vietnam, on the basis of proportional consolidation and MetLife's percentage ownership. These operating joint ventures are accounted for using the equity method of accounting under GAAP.
(4) Includes MetLife, Inc.'s share of adjusted other expenses for operating joint ventures in: (i) China, (ii) India, (iii) Malaysia and (iv) Vietnam, on the basis of proportional consolidation and MetLife's percentage ownership. These operating joint ventures are accounted for using the equity method of accounting under GAAP.

APPENDIX
METLIFE
NON-GAAP AND OTHER FINANCIAL DISCLOSURES

In this QFS, MetLife presents certain measures of its performance on a consolidated and segment basis that are not calculated in accordance with GAAP. MetLife believes that these non-GAAP financial measures enhance our investors' understanding of MetLife's performance by highlighting the results of operations and the underlying profitability drivers of the business. Segment-specific financial measures are calculated using only the portion of consolidated results attributable to that specific segment.

The following non-GAAP financial measures should not be viewed as substitutes for the most directly comparable financial measures calculated in accordance with GAAP:

Non-GAAP financial measures:		Comparable GAAP financial measures:
(i)	total adjusted revenues	(i)	total revenues
(ii)	total adjusted expenses	(ii)	total expenses
(iii)	adjusted premiums, fees and other revenues	(iii)	premiums, fees and other revenues
(iv)	adjusted premiums, fees and other revenues, excluding PRT	(iv)	premiums, fees and other revenues
(v)	adjusted net investment income	(v)	net investment income
(vi)	adjusted earnings	(vi)	net income (loss)
(vii)	adjusted earnings available to common shareholders	(vii)	net income (loss) available to MetLife, Inc.’s common shareholders
(viii)	adjusted earnings available to common shareholders, excluding total notable items	(viii)	net income (loss) available to MetLife, Inc.’s common shareholders
(ix)	adjusted earnings available to common shareholders per diluted common share	(ix)	net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share
(x)	adjusted earnings available to common shareholders, excluding total notable items, per diluted common share	(x)	net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share
(xi)	adjusted return on equity	(xi)	return on equity
(xii)	adjusted return on equity, excluding total notable items	(xii)	return on equity
(xiii)	investment portfolio gains (losses)	(xiii)	net investment gains (losses)
(xiv)	derivative gains (losses)	(xiv)	net derivative gains (losses)
(xv)	adjusted capitalization of DAC	(xv)	capitalization of DAC
(xvi)	total MetLife, Inc.’s adjusted common stockholders’ equity	(xvi)	total MetLife, Inc.’s stockholders’ equity
(xvii)	total MetLife, Inc.’s adjusted common stockholders’ equity, excluding total notable items	(xvii)	total MetLife, Inc.’s stockholders’ equity
(xviii)	adjusted book value per common share	(xviii)	book value per common share
(xix)	adjusted other expenses	(xix)	other expenses
(xx)	adjusted other expenses, net of adjusted capitalization of DAC	(xx)	other expenses, net of capitalization of DAC
(xxi)	adjusted other expenses, net of adjusted capitalization of DAC, excluding total notable items related to adjusted other expenses	(xxi)	other expenses, net of capitalization of DAC
(xxii)	adjusted expense ratio	(xxii)	expense ratio
(xxiii)	adjusted expense ratio, excluding total notable items related to adjusted other expenses and PRT	(xxiii)	expense ratio
(xxiv)	direct expenses	(xxiv)	other expenses
(xxv)	direct expenses, excluding total notable items related to direct expenses	(xxv)	other expenses
(xxvi)	direct expense ratio	(xxvi)	expense ratio
(xxvii)	direct expense ratio, excluding total notable items related to direct expenses and PRT	(xxvii)	expense ratio
(xxviii)	future policy benefits at original discount rate	(xxviii)	future policy benefits at balance sheet discount rate

Any of these financial measures shown on a constant currency basis reflect the impact of changes in foreign currency exchange rates and are calculated using the average foreign currency exchange rates for the current period and applied to the comparable prior period ("constant currency basis").

Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are included in this QFS and in this period’s earnings news release, which is available at MetLife's Investor Relations webpage (https://investor.metlife.com).

APPENDIX METLIFE NON-GAAP AND OTHER FINANCIAL DISCLOSURES (CONTINUED)
MetLife's definitions of non-GAAP and other financial measures discussed in this QFS may differ from those used by other companies: Adjusted earnings and related measures
•	adjusted earnings;
•	adjusted earnings available to common shareholders;
•	adjusted earnings available to common shareholders, excluding total notable items;
•	adjusted earnings available to common shareholders per diluted common share;
•	adjusted earnings available to common shareholders, excluding total notable items per diluted common share; and
•	adjusted earnings available to common shareholders on, a constant currency basis.

Adjusted earnings is used by MetLife's chief operating decision maker, its chief executive officer, to evaluate performance and allocate resources. Consistent with GAAP guidance for segment reporting, adjusted earnings is MetLife’s GAAP measure of segment performance. Adjusted earnings and related measures based on adjusted earnings are also the measures by which senior management’s and many other employees’ performance is evaluated for the purposes of determining their compensation under applicable compensation plans. Adjusted earnings and related measures based on adjusted earnings allow analysis of MetLife's performance relative to its business plan and facilitate comparisons to industry results.

Adjusted earnings is defined as adjusted revenues less adjusted expenses, net of income tax. Adjusted earnings available to common shareholders is defined as adjusted earnings less preferred stock dividends.

Adjusted earnings, along with the related adjusted revenues, adjusted expenses and adjusted premiums, fees and other revenues, focus on our primary businesses principally by excluding the impact of (i) market volatility which could distort trends, (ii) asymmetrical and non-economic accounting, (iii) revenues and costs related to divested businesses, and (iv) other adjustments. Also, adjusted earnings and related measures exclude results of discontinued operations under GAAP.

Market volatility can have a significant impact on MetLife's financial results. Adjusted earnings excludes net investment gains (losses), net derivative gains (losses), market risk benefits remeasurement gains (losses) and goodwill impairments. Further, net investment income is adjusted to exclude similar items relating to joint ventures accounted for under the equity method ("Joint venture adjustments"), and policyholder benefits and claims exclude (i) changes in the discount rate on certain annuitization guarantees accounted for as additional liabilities and (ii) market value adjustments.

Asymmetrical and non-economic accounting adjustments are made to the line items indicated in calculating adjusted earnings:
•
Net investment income includes earned income on derivatives and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments, but do not qualify for hedge accounting treatment ("Investment hedge adjustments").

•	Other revenues include settlements of foreign currency earnings hedges and exclude asymmetrical accounting associated with in-force reinsurance.
•
Policyholder benefits and claims excludes (i) amortization of basis adjustments associated with de-designated fair value hedges of future policy benefits, (ii) inflation-indexed benefit adjustments associated with contracts backed by inflation-indexed investments, (iii) asymmetrical accounting associated with in-force reinsurance, and (iv) non-economic losses incurred at contract inception for certain single premium annuity business. These losses are amortized into adjusted earnings within policyholder benefits and claims over the estimated lives of the contracts.

•	Policyholder liability remeasurement gains (losses) excludes asymmetrical accounting associated with in-force reinsurance.
•
Interest credited to policyholder account balances excludes amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets and other pass-through adjustments and asymmetrical accounting associated with in-force reinsurance.

"Divested businesses" are those that have been or will be sold or exited by MetLife but do not meet the discontinued operations criteria under GAAP. Divested businesses also include the net impact of transactions with exited businesses that have been eliminated in consolidation under GAAP and costs relating to businesses that have been or will be sold or exited by MetLife that do not meet the criteria to be included in results of discontinued operations under GAAP.

"Reinsurance adjustments" relate to balances subject to ceded reinsurance arrangements with third parties and the related investment returns and other expenses which are passed through to the third-party reinsurers.

Other adjustments are made in calculating adjusted earnings:
•
Net investment income and interest credited to policyholder account balances excludes certain amounts related to contractholder-directed equity securities ("Unit-linked contract income") and ("Unit-linked contract costs"). Net investment income also excludes Reinsurance adjustments.

•	Other revenues include fee revenue on synthetic GICs accounted for as freestanding derivatives.
•	Other revenues exclude and other expenses include fees received in connection with services provided under transition service agreements.
•
Other expenses exclude (i) Reinsurance adjustments, (ii) implementation of new insurance regulatory requirements and other costs, and (iii) acquisition, integration and other related costs. Other expenses include (i) deductions for net income attributable to noncontrolling interests, and (ii) benefits accrued on synthetic GICs accounted for as freestanding derivatives.

Adjusted earnings also excludes the recognition of certain contingent assets and liabilities that could not be recognized at acquisition or adjusted for during the measurement period under GAAP business combination accounting guidance.

The tax impact of the adjustments mentioned above are calculated net of the U.S. or foreign statutory tax rate, which could differ from MetLife's effective tax rate. Additionally, the provision for income tax (expense) benefit also includes the impact related to the timing of certain tax credits, as well as certain tax reforms.

In addition, adjusted earnings available to common shareholders excludes the impact of preferred stock redemption premium, which is reported as a reduction to net income (loss) available to MetLife, Inc.’s common shareholders.

APPENDIX METLIFE NON-GAAP AND OTHER FINANCIAL DISCLOSURES (CONTINUED)
Investment portfolio gains (losses) and derivative gains (losses)

These are measures of investment and hedging activity. Investment portfolio gains (losses) principally excludes amounts that are reported within net investment gains (losses) but do not relate to the performance of the investment portfolio, such as gains (losses) on sales and divestitures of businesses, as well as investment portfolio gains (losses) of divested businesses. Derivative gains (losses) principally excludes earned income on derivatives and amortization of premium on derivatives, where such derivatives are either hedges of investments or are used to replicate certain investments, and where such derivatives do not qualify for hedge accounting. This earned income and amortization of premium is reported within adjusted earnings and not within derivative gains (losses).

Return on equity and related measures
•
Total MetLife, Inc.’s adjusted common stockholders’ equity: total MetLife, Inc.’s common stockholders’ equity, excluding unrealized investment gains (losses), net of related offsets, deferred gains (losses) on derivatives, future policy benefits discount rate remeasurement gains (losses), market risk benefits instrument-specific credit risk remeasurement gains (losses) and defined benefit plans adjustment components of AOCI and the estimated fair value of certain ceded reinsurance-related embedded derivatives (see "Reinsurance adjustments"), all net of income tax.

•
Total MetLife, Inc.’s adjusted common stockholders’ equity, excluding total notable items: total MetLife, Inc.’s common stockholders’ equity, excluding unrealized investment gains (losses), net of related offsets, deferred gains (losses) on derivatives, future policy benefits discount rate remeasurement gains (losses), market risk benefits instrument-specific credit risk remeasurement gains (losses) and defined benefit plans adjustment components of AOCI, the estimated fair value of certain ceded reinsurance-related embedded derivatives (see "Reinsurance adjustments") and total notable items, all net of income tax.

• Return on MetLife, Inc.’s common stockholders’ equity: net income (loss) available to MetLife, Inc.’s common shareholders divided by MetLife, Inc.'s average common stockholders’ equity.
• Adjusted return on MetLife, Inc.’s common stockholders’ equity: adjusted earnings available to common shareholders divided by MetLife, Inc.'s average adjusted common stockholders’ equity.
•
Adjusted return on MetLife, Inc.’s common stockholders’ equity, excluding total notable items: adjusted earnings available to common shareholders, excluding total notable items, divided by MetLife, Inc.'s average adjusted common stockholders’ equity, excluding total notable items.

The above measures represent a level of equity that excludes most components of AOCI, such as unrealized investment gains (losses), net of related offsets, and future policy benefits discount rate remeasurement gains (losses), as well as the impact of certain ceded reinsurance-related embedded derivatives (see "Reinsurance adjustments"), as these amounts are primarily driven by market volatility.

Expense ratio, direct expense ratio, adjusted expense ratio and related measures
• Expense ratio: other expenses, net of capitalization of DAC, divided by premiums, fees and other revenues.
•
Direct expense ratio: adjusted direct expenses divided by adjusted premiums, fees and other revenues. Direct expenses are comprised of employee-related costs, third-party staffing costs, and general and administrative expenses.

•
Direct expense ratio, excluding total notable items related to direct expenses and PRT: adjusted direct expenses, excluding total notable items related to direct expenses, divided by adjusted premiums, fees and other revenues, excluding PRT.

• Adjusted expense ratio: adjusted other expenses, net of adjusted capitalization of DAC, divided by adjusted premiums, fees and other revenues.
•
Adjusted expense ratio, excluding total notable items related to adjusted other expenses and PRT: adjusted other expenses, net of adjusted capitalization of DAC, excluding total notable items related to adjusted other expenses, divided by adjusted premiums, fees and other revenues, excluding PRT.

Asia general account assets under management and related measures

Asia GA AUM is used by MetLife to describe assets in its Asia GA investment portfolio. Asia GA AUM is stated at estimated fair value and is comprised of Asia GA total investments, the portion of the Asia GA investment portfolio classified within assets held-for-sale, cash and cash equivalents, and accrued investment income on such assets, excluding policy loans, contractholder-directed equity securities, fair value option securities, mortgage loans originated for third parties, assets subject to ceded reinsurance arrangements with third-party reinsurers, and certain other invested assets. Mortgage loans, net of mortgage loans originated for third parties ("net mortgage loans") (including commercial ("net commercial mortgage loans"), agricultural ("net agricultural mortgage loans") and residential mortgage loans) and real estate equity (including real estate and real estate joint ventures) included in Asia GA AUM (at net asset value, net of deduction for encumbering debt) have been adjusted from carrying value to estimated fair value. At the segment level, intersegment balances (intercompany activity, primarily related to investments in subsidiaries, that eliminate at the MetLife consolidated level) are excluded from Asia GA AUM.

Asia GA AUM (at amortized cost) excludes the following adjustments: (i) unrealized gain (loss) on investments carried at estimated fair value and (ii) adjustments from carrying value to estimated fair value on net mortgage loans (including net commercial mortgage loans, net agricultural mortgage loans and residential mortgage loans) and real estate and real estate joint ventures. Asia GA AUM (at amortized cost) is presented net of related allowance for credit loss.

Other items
The following additional information is relevant to an understanding of our performance results:
•
Statistical sales information for Asia, Latin America and EMEA: calculated using 10% of single premium deposits (mainly from retirement products such as variable annuity, fixed annuity and pensions), 20% of single premium deposits from credit insurance and 100% of annualized full-year premiums and fees from recurring-premium policy sales of all products (mainly from risk and protection products such as individual life, accident & health and group). Sales statistics do not correspond to revenues under GAAP, but are used as relevant measures of business activity.

• PRT includes UK funded reinsurance.

APPENDIX METLIFE ACRONYMS

AOCI	Accumulated other comprehensive income (loss)
DAC	Deferred policy acquisition costs
DPL	Deferred profit liabilities
EMEA	Europe, the Middle East and Africa
FCTA	Foreign currency translation adjustments
GA	General account
GA AUM	General account assets under management
GAAP	Accounting principles generally accepted in the United States of America
GICs	Guaranteed interest contracts
NAIC	National Association of Insurance Commissioners
NRSRO	Nationally Recognized Statistical Rating Organization
PRT	Pension risk transfers
QFS	Quarterly financial supplement
RIS	Retirement and Income Solutions
VOBA	Value of business acquired